                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Douglas T. Hickey and David A. Thatcher, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                     Name                                          Date
                     ----                                          ----
             /s/ Douglas T. Hickey                              May 10, 1999
 _____________________________________________
               Douglas T. Hickey
             /s/ David A. Thatcher                              May 10, 1999
 _____________________________________________
               David A. Thatcher
              /s/ David C. Hayden                               May 10, 1999
 _____________________________________________
                David C. Hayden
            /s/ Christos M. Cotsakos                            May 10, 1999
 _____________________________________________
              Christos M. Cotsakos
                /s/ Lisa Gansky                                 May 10, 1999
 _____________________________________________
                  Lisa Gansky
              /s/ Kevin R. Harvey                               May 10, 1999
 _____________________________________________
                Kevin R. Harvey
               /s/ James A. Smith                               May 10, 1999
 _____________________________________________
                 James A. Smith
               /s/ George Zachary                               May 10, 1999
 _____________________________________________
                 George Zachary